Biological assets	12 Months Ended
Dec. 31, 2020
Biological assets
Biological assets

Note 6 – Biological assets

The following table is a reconciliation of the carrying amounts of the biological assets:

Balance at December 31, 2018	$4,491
Assets obtained in the acquisition of HMS Companies	469
Assets obtained in the acquisition of Eureka	577
Assets obtained in the acquisition of Acres	567
Unrealized fair value gain on growth of biological assets	97,738
Increase in biological assets due to capitalized costs	20,661
Transferred to inventory upon harvest	(105,306)
Balance at December 31, 2019	$19,197
Assets obtained in the acquisition of Remedy	79
Assets obtained in the acquisition of Curaleaf NJ	2,340
Assets obtained in the acquisition of MEOT	705
Assets obtained in the acquisition of Grassroots	4,571
Assets obtained in the acquisition of ATG	379
Unrealized fair value gain on growth of biological assets	224,610
Increase in biological assets due to capitalized costs	109,850
Transferred to inventories upon harvest	(314,114)
Transferred to assets held for sale	(1,407)
Balance at December 31, 2020	$46,210

Biological assets consist of actively growing cannabis plants to be harvested as agricultural produce.

The average grow cycle of plants up to the point of harvest is approximately twelve weeks. Plants in production are plants that are in the flowering stage and are valued at fair value less cost to complete and cost to sell, where fair value represents the Company’s selling price per gram of dried cannabis. As of December 31, 2020 and 2019, it was expected that the Company’s biological assets would yield 16,905,180 and 7,031,057 grams of cannabis when harvested, respectively. See Note 21 for the inputs and sensitivity analysis for the fair value of the biological assets.